Stockholders' Equity	9 Months Ended
Sep. 30, 2017
Equity [Abstract]
Stockholders' Equity
15.	STOCKHOLDERS’ EQUITY

Common Stock

As of December 31, 2015 and 2016 and September 30, 2017, 250 million common shares, par value $0.001, were authorized by the Company’s Board of Directors. The common shares are entitled to one vote per share and to receive dividends as declared.

During 2015, the Company issued 2,400,000 shares of common stock at $5.00 per share, 3,399,232 shares at $5.50 per share, 307,689 shares at $6.50 per share, 8,845,132 shares at $7.50 per share, 1,699,267 shares at $9.00 per share, and 29,760 shares from the exercise of options for a cumulative increase to equity of $114.3 million. During 2016, the Company issued 1,133,332 shares of common stock at $7.50 per share, 315,810 shares at $9.00 per share, 513,440 shares from the exercise of warrants and options, and 50,000 shares from the vesting of restricted stock units for a cumulative increase to equity of $19.9 million.

On June 14, 2017, the Company completed an IPO of its common stock (refer to Note 1—Company and Nature of Business for additional information). During the nine months ended September 30, 2017, the Company issued 6,900,000 shares of common stock at $11.00 per share in connection with the IPO, 8,522,728 shares of common stock from the conversion of the convertible bonds into common stock, 568,182 shares of common stock upon the IPO in connection with a licensing agreements, 512,586 shares from the exercise of warrants and options, and 821,982 shares from the vesting of restricted stock units and the grant of shares in connection with an executive’s employment agreement for cumulative increase to equity of $182.3 million.

Treasury Stock

During 2016, the Company purchased 587,925 shares of common stock at a cost of $5.9 million. In 2016 and the nine months ended September 30, 2017, the Company also purchased 646,667 and 16,000 shares of common stock, respectively, for de minimis amounts as the result of the cancellation of shares issued in connection with a restricted stock agreement.

Cost of Equity Raise

Costs incurred in raising equity, whether paid with cash or through the issuance of securities, are charged against the equity raised. These costs include underwriting discounts and commissions, legal fees, accounting services and amounts paid to consultants and amounted to $11.7 million, cumulatively, as of the IPO date. $1.8 million of these costs were deferred and included within other long-term assets on the consolidated balance sheet as of December 31, 2016. The total amount of $11.7 million was charged against the capital raised through the IPO. There are no costs deferred as of September 30, 2017.

Common Stock Option Plans

The Company has three common stock option plans adopted in 2013, 2007 and 2004 (the “Plans”) which authorize the grant of up to 11,800,000 common stock options to employees, directors and consultants. Additionally, on June 14, 2017, the Company adopted its 2017 Omnibus Incentive Plan and 2017 Employee Stock Purchase Plan (the “2017 Plans”). Under the 2017 Plans, 5,200,000 shares of common stock are reserved for future issuance to employees, directors, and consultants, including 1,000,000 reserved for an Employee Stock Purchase Plan, which was established at IPO but no shares have as yet been issued. Management has valued the options at their grant date using the Black-Scholes option pricing model. See Note 16—Stock-Based Compensation for more information.